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Independent Accountants’ Report on Applying Agreed-Upon Procedures

June 29, 2015

Federal Home Loan Mortgage Corporation
8200 Jones Branch Drive
McLean, VA 22102
And
D.A. Davidson & Co.
1550 Market Street, Suite 300
Denver, CO 80202

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Federal Home Loan Mortgage Corporation referred to herein as the “Company” or “Responsible Party” and D.A. Davidson & Co., together the “Specified Parties” or “You”, solely to assist You with comparing the Specified Attributes (defined below) to Source Documents (defined below) as listed in Exhibit A with respect to the Freddie Mac Multifamily M Certificates Series M-033 (the “Proposed Transaction”).  The Specified Parties are responsible for the accuracy of the information contained in the Final Data File (defined below).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Parties”), that Non-Specified Parties cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Parties is its sole responsibility and at its sole and exclusive risk;
ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Parties.

Non-Specified Parties may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

June 29, 2015
Federal Home Loan Mortgage Corporation

For the purposes of this report:

i)	the electronic file provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Final Data File”;
ii)	the fields in the Final Data File shall be herein referred to as “Specified Attributes”.

Procedures and Findings

On June 29, 2015, the Company provided us with the Final Data File containing nine bonds secured by nine properties contributed by America First Multifamily Investors, L.P.  (“ATAX”) herein referred to as the “Underlying Assets” which represent the entire population of the Proposed Transaction. We were instructed by the Responsible Party to perform the agreed-upon procedures on the Underlying Assets in the Final Data File.

From May 13, 2015 through June 29, 2015, the Company and ATAX provided us with certain documentation (the “Source Documents” as listed in the attached Exhibit A) related to the respective Underlying Assets.

At Your request, for each of the Underlying Assets set forth on the Final Data File, we compared the Specified Attributes (except for those indicated in Exhibit B) set forth on the Final Data File to the corresponding Source Documents and found them to be in agreement. The procedures associated with the Specified Attributes were applied as indicated in Exhibit A. For each procedure where a calculation was performed, the underlying attributes utilized were agreed to the corresponding sources.  We did not perform any procedures with respect to the Specified Attribute(s) relating to the Underlying Asset(s) that we were unable to compare to the related Source Documents as set forth on the attached Exhibit B.

PwC should not be regarded as having in any way warranted or given any assurance as to:

●
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specific Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

●	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
●	The value of collateral securing such assets; and
●	The compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the securities being offered in the Proposed Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Final Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

June 29, 2015
Federal Home Loan Mortgage Corporation

With respect to any terms or requirements of the Final Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Final Data File.

It should be understood that we make no representations as to:

(i)	The interpretation of Proposed Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934 of Securities Act of 1934;
(iii)	the reasonableness of any of the Specified Attributes provided by the Company as listed in Exhibit B;
(iv)	the physical existence or ownership of the Underlying Assets;
(v)
any other factor or characteristic of the Underlying Assets that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

(vi)	reasonableness of any of the aforementioned assumptions, information or methodologies.

These procedures listed in Exhibit A should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Proposed Transaction.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Final Data File.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to You.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

June 29, 2015
Federal Home Loan Mortgage Corporation

Exhibits

A)	Specified Attributes and Sources Utilized (in order of priority)

B)	Specified Attributes Provided by the Company

Freddie Mac Multifamily M Certificates Series M-033	EXHIBIT A
Specified Attributes and Source Documents (by order of priority)	Page 1 of 2

Number	Specified Attribute*	Source Documents (by order of priority)
1	Lien Priority	Loan Agreement, Mortgage, Deed of Trust, Title Policy, Intercreditor Agreement, Subordination Agreement
2	Debt Type	Promissory Note, Loan Agreement, Bond Indenture
3	Hard or Soft Obligation to Borrower	Promissory Note, Loan Agreement, Bond Indenture
4	Standstill Language, if secondary lien	Promissory Note, Loan Agreement, Bond Indenture
5	Bond CUSIP	Bond Indenture
6	Authorized Bond Denominations	Promissory Note, Bond Indenture
7	Have there been any Defaults or Forbearances?	Trustee Questionnaire
8	Interest Type	Promissory Note, Loan Agreement, Bond Indenture
9	Current Bond Rate	Amortization Schedule
10	Bond Mortgage Rate	Amortization Schedule
12	Cap or SWAP	Cap or SWAP Agreement
13	Strike Rate	Cap or SWAP Agreement
14	Original UPB minus Unscheduled Principal Redemptions/Latest Modified Bond Amount	Amortization Schedule
15	Current Bond Amount (UPB) (as of 7/1/2015)	Amortization Schedule
16	First Bond Payment Date	Promissory Note, Loan Agreement, Bond Indenture
17	Original Bond Note Date	Promissory Note, Loan Agreement, Bond Indenture
18	Bond Maturity Date	Promissory Note, Loan Agreement, Bond Indenture
19	Bond Amort Period (months)	Amortization Schedule
20	Interest Only Begin Date	Amortization Schedule
21	Interest Only End Date	Amortization Schedule
22	Mortgage Payment Frequency	Promissory Note, Loan Agreement, Bond Indenture

Freddie Mac Multifamily M Certificates Series M-033	EXHIBIT A
Specified Attributes and Source Documents (by order of priority)	Page 2 of 2

23	Bond Payment Frequency	Promissory Note, Loan Agreement, Bond Indenture
24	End Date of Pre-Payment Lock-out/First Optional Redemption Date	Promissory Note, Loan Agreement, Bond Indenture
25	First Optional Redemption Date at Par (with premium due)	Promissory Note, Loan Agreement, Bond Indenture
26	Mandatory Tender Date	Promissory Note, Loan Agreement, Bond Indenture
27	Required Stabilization Date per bond documents	Promissory Note, Loan Agreement, Bond Indenture
28	Length of Automatic Extension of Stabilization Date, if applicable	Promissory Note, Loan Agreement, Bond Indenture
29	Requirements for Stabilization per bond documents (DCR / LTV / Occupancy)	Promissory Note, Loan Agreement, Bond Indenture

*The Company included the word “Comforted” in each Specified Attribute title which was removed for the purposes of this report.

Freddie Mac Multifamily M Certificates Series M-033	EXHIBIT B
Specified Attributes and Source Documents (by order of priority)	Page 1 of 1

Specified Attributes Provided by the Company:

Below is a list of the Specified Attributes (by Underlying Asset) provided to us by the Company. These Specified Attributes were not compared to source documents as part of our procedures enumerated in Exhibit A.

Underlying Asset	Specified Attribute*
Silvermoon Lodge	Bond Amort Period (months), Interest Only Begin Date, Interest Only End Date

*The Company included the word “Comforted” in each Specified Attribute title which was removed for the purposes of this report.